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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X] Filed by the Registrant

[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
    Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2)

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[X] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           BHA Group Holdings, Inc.
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(Name of Registrant as Specified in Its Charter)


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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)      Title of each class of securities to which transaction applies:

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(2)      Aggregate number of securities to which transaction applies:

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(3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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(4)      Proposed maximum aggregate value of transaction:

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(5)      Total fee paid:


[ ] Fee paid previously with preliminary materials
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Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:

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(2)      Form, Schedule or Registration Statement no.:

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(3)      Filing Party:

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(4)      Date Filed:

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To:       BHA Worldwide

From:     Jim Lund
          President and Chief Executive Officer

Date:     July 6, 2004

Subj:     Update on GE Energy's Proposed Acquisition of BHA Group

We want to provide you with an update on the acquisition since our June 1 announcement.

The acquisition process is moving along as planned and we continue to expect completion later this summer. Based on meetings to date with GE Energy personnel to examine the core competencies of our respective businesses, we believe BHA's capabilities are complementary to GE Energy's current product and service offerings which means the areas in which BHA excels can, and we expect will, be beneficial to GE's growth plans. As we learn more about GE's offerings and opportunities, we continue to feel very good about the decision to become part of GE's organization.

During this time of transition, we realize many of you have questions about the future direction of our company. Let me take this opportunity to address a couple of issues:

ORGANIZATION - GE currently plans to use Kansas City as the headquarters to build its Environmental Services business worldwide. GE Energy already has several other business units within this Environmental Services segment and we believe BHA complements those businesses very well. As we heard from Ricardo Artigas, President of Energy Services, the goal is to create a combined organization with excellent growth potential and a more complete product and service offering for our customers.

EMPLOYEES - GE recognizes that talented employees are vital to successfully grow a business. As you may know, GE makes numerous acquisitions each year and has developed a highly effective methodology to integrate "new" employees into the GE organization. GE evaluates employees based on a number of factors, including talent, tenure and other aspects. While GE has not made any determinations, representatives of GE have assured us they want to invest in employees to help grow this business.

BENEFITS - Again, it is too early to review the details on GE's employee benefit programs. However, we think that BHA employees will be pleased with the benefit packages GE offers. GE Energy's human resources group is very aware of your need for information and they will provide more details in the coming months.

RETIREMENT PLANS - We plan to communicate with you shortly about the options you will have with respect to funds and stock held in your ESOP and 401(k) accounts. Representatives of UBS Financial Services will be available to assist in reviewing your options and answer questions regarding your retirement plans.

There will be changes ahead, and we will adapt to these changes in a professional and effective manner. Let me reassure you that we believe these changes will improve our ability to meet customer needs and, as such, will be beneficial to BHA's long-term future growth and success.

Thank you for your ongoing support during this transition.


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Important Legal Information
---------------------------

In connection with the proposed transaction, a proxy statement has been filed with the U.S. Securities & Exchange Commission by BHA Group Holdings, Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement will be sent to security holders of BHA seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement when it becomes available, and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The definitive proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri, 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein: failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.